Other Liabilities	12 Months Ended
Mar. 31, 2020
Other Liabilities Disclosure [Abstract]
OTHER LIABILITIES

NOTE 6: OTHER LIABILITIES

Accrued liabilities consisted of the following as of March 31:

	2020	2019
Professional fees and consulting costs	$106	$150
Vacation and paid time off	126	345
Legal fees	503	108
Compensation	865	50
Interest	673	11
Insurance	548	-
Other	215	174
Total	$3,036	$828

On March 27, 2020, the Company assumed $2,362 in the acquisition of Banner Midstream, and in addition, assumed $2,362 in amounts that are due to prior owners of Banner Midstream and their subsidiaries. These amounts are non-interest bearing and due on demand. As of March 31, 2020, $2,358 of the amounts due to prior owners is currently due. $900 of the amounts due to prior owners was repaid ($75) and converted ($825) into shares of common stock in May 2020.